Reconciliation of Net Income and Weighted Average Shares Used in Computation of Basic and Diluted Earnings per Share (Detail) (CAD) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net earnings attributable to shareholders of APUC	14,532	23,381
Preferred shares dividend	769
Net earnings attributable to common shareholders of APUC - Basic and Diluted	13,763	23,381
Weighted average number of shares
Basic	158,304,340	116,712,934
Dilutive effect of share-based awards	605,281	249,854
Diluted	158,909,621	116,962,788